                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 9, 1994


                             HANOVER DIRECT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    1-12082
                            -----------------------
                            (Commission File Number)



                   Delaware                               13-0853260
         -------------------------------                  -----------
         (State or other jurisdiction                   (I.R.S. Employer
            of incorporation)                        identification number)


         1500 Harbor Boulevard,
          Weehawken, New Jersey                               07087
         -----------------------                   --------------------------
         (Address of principal                              (Zip Code)
         executive offices)


     Registrant's telephone number, including area code   (201) 863-7300

 ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.


(b) Pro Forma Financial Information: Pro Forma Unaudited Consolidated Condensed Income Statement of the Registrant.

      - Unaudited Consolidated Condensed Pro Forma Income Statement of the Registrant for the Fiscal Year Ended January 1, 1994.





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
                                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HANOVER DIRECT, INC.
                                                                    (Registrant)




March 9, 1994                     /s/ Wayne P. Garten
                                                           Name: Wayne P. Garten
                                               Title: Executive Vice President &
                            Chief Financial Officer





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
                                                                       Item 7(b)


                   UNAUDITED CONSOLIDATED CONDENSED PRO FORMA
                    INCOME STATEMENT OF HANOVER DIRECT, INC.


          The following Unaudited Consolidated Condensed Pro Forma Income Statement of Hanover Direct, Inc. (the "Company") represents the results of operations of the Company for the fiscal year ended January 1, 1994:

                 (1) as adjusted to reflect the acquisition of the retail and mail order assets of Gump's, Inc., which was consummated on July 12, 1993,

                 (2) as adjusted to reflect the acquisition of Company Store Holdings, Inc., which was consummated on August 25, 1993, and

                 (3) as adjusted to reflect the acquisition of Tweeds, Inc., which was consummated on September 30, 1993.

          The adjustments to the unaudited consolidated condensed income statement of the Company for the fiscal year ended January 1, 1994 reflect the impact as if such acquisitions had occurred as of the beginning of the fiscal year ended January 1, 1994. The Unaudited Consolidated Condensed Pro Forma Income Statement for the fiscal year ended January 1, 1994 includes the historical unaudited consolidated income statement of the Company for the fiscal year ended January 1, 1994 and the historical unaudited income statements of Gump's, Inc., Company Store Holdings, Inc. and Tweeds, Inc. for the twenty-seven weeks ended July 11, 1993, the eight months ended August 25, 1993 and the nine months ended September 26, 1993, respectively. The historical unaudited consolidated condensed income statement of Hanover Direct, Inc. for the fiscal year ended January 1, 1994 includes the results of operations of Gump's, Inc., Company Store Holdings, Inc. and Tweeds, Inc. from the respective dates of acquisition by the Company through January 1, 1994.

          The adjustments reflect entries that were made in accordance with the purchase method of accounting. The pro forma information is not necessarily indicative of the results that would have occurred or that may be achieved in the future.

          The Unaudited Consolidated Condensed Pro Forma Income Statement should be read in conjunction with the historical financial statements of each company as described in Item 7(a) of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 1994.





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
                              HANOVER DIRECT, INC.
               CONSOLIDATED CONDENSED PRO FORMA INCOME STATEMENT
                   FOR THE FISCAL YEAR ENDED JANUARY 1, 1994
                                  (UNAUDITED)




(In thousands)                                                  Gump's, Inc.      Company Store
                                        Hanover Direct, Inc.    Twenty-seven       Holdings, Inc.        Tweeds, Inc.
                                         Twelve Months Ended     Weeks Ended     Eight Months Ended    Nine Months Ended
                                           January 1, 1994      July 11, 1993      August 25, 1993    September 26, 1993

                                         -------------------------------------------------------------------------------
REVENUES                                     $  642,511         $   27,309          $  31,151            $  24,513
Operating costs and expenses:
Costs of sales and operating expenses           408,387             16,178             26,553               15,426
Selling expenses                                157,811              8,230              6,285                6,910
General and administrative expenses              57,237              5,745              4,419                3,328
                                         -------------------------------------------------------------------------------
INCOME FROM OPERATIONS                           19,076             (2,844)            (6,106)              (1,151)
                                         -------------------------------------------------------------------------------
Interest and other income (expense):
Interest expense                                 (4,925)            (1,367)              (546)                (379)
Interest income                                   2,168                  0                  0                    0
Other income (expense)                              888                  0                (56)                 184
                                         -------------------------------------------------------------------------------
                                                 (1,869)            (1,367)              (602)                (195)
                                         -------------------------------------------------------------------------------
Income tax benefit                                 (130)                 0                  0                    0
                                         -------------------------------------------------------------------------------
Net income (loss)                            $   17,337         $   (4,211)         $  (6,708)           $  (1,346)
                                         ===============================================================================
Net income per share                         $     0.17 F
                                         =============

(In thousands)
                                            Pro Forma
                                            Adjustments       ProForma
                                         ------------------------------
REVENUES                                     $  (1,735)A    $  723,749
Operating costs and expenses:
Costs of sales and operating expenses           (1,569)B       464,975
Selling expenses                                (1,797)C       177,439
General and administrative expenses             (1,966)D        68,763
                                         ------------------------------
INCOME FROM OPERATIONS                           3,597          12,572
                                         ------------------------------
Interest and other income (expense):
Interest expense                                 1,491E         (5,726)
Interest income                                      0           2,168
Other income (expense)                               0           1,016
                                         ------------------------------
                                                 1,491          (2,542)
                                         ------------------------------
Income tax benefit                                   0            (130)
                                         ------------------------------
Net income (loss)                            $   5,088         $10,160
                                         ==============================
Net income per share                                           $  0.08F
                                                               ========



A. Represents the elimination of revenues related to operations not acquired for Company Store Holdings, Inc.
B. Represents the elimination of costs related to operations not acquired for Company Store Holdings, Inc.
C. Represents the elimination of approximately $1,364 and $739 of costs related to operations not acquired for Gump's, Inc. and Company Store Holdings, Inc., respectively, and approximately $306 of additional costs for the amortization of Tweeds, Inc.'s and Gump's, Inc.'s mailing list.
D. Represents the elimination of approximately $1,357 of net reorganization and amortization costs for Gump's Inc., Company Store Holdings, Inc. and Tweeds, Inc., and the elimination of approximately $609 of store and equipment leases and depreciation expense for Company Store Holdings, Inc.
E. Represents the elimination of higher interest expense for Gump's, Inc. ($1,270), Company Store Holdings, Inc. ($146) and Tweeds, Inc. ($75) as the result of the elimination of certain operations.
F. The earnings per share is calculated after deducting from Net Income the preferred stock dividends of $4,093, and assuming the shares issued in connection with each acquisition were outstanding as of the beginning of 1993.





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